                                                                       Exhibit 4


     COMMON STOCK                                                                                                  COMMON STOCK
       NUMBER                                                                                                         SHARES
       C

                                                            [MBHC LOGO]

INCORPORATED UNDER THE LAWS                                                                                        SEE REVERSE FOR
 OF THE STATE OF NEW YORK                                                                                        CERTAIN DEFINITIONS

                                                  MORTGAGE BANKERS HOLDING CORP.

                                                                                                                   CUSIP 618915 10 2
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                                                                                                                   CUSIP 636500 10 0

THIS CERTIFIES that








is the owner of


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                     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE OF $.0001 PER SHARE, OF

                                                 MORTGAGE BANKERS HOLDING CORP.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this
Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and
Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signature of the duly authorized officer.

     Dated:

                                                        NAME CHANGED

                                         NATIONAL INSTITUTE COMPANIES OF AMERICA, INC.



          /s/ ???????????????                /s/ ??????????????                 MORTGAGE BANKERS HOLDING CORP.
               CHAIRMAN                        CEO/PRESIDENT                           CORPORATE SEAL
                                                                                            1995
                                                                                          NEW YORK


COUNTERSIGNED AND REGISTERED:

          CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

     BY                                  TRANSFER AGENT AND REGISTRAR




                                                 AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM _ as tenants in common                            UNIF GIFT MIN ACT _ _________________ Custodian ________________
TEN ENT _ as tenants by the entireties                                            (Cust)                       (Minor)
JT TEN  _ as joint tenants with right of                                      under Uniform Gifts to Minors
          survivorship and not as tenants                                     Act ________________________________________
          in common                                                                             (State)

    Additional abbreviations may also be used through not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


______________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________________


                    ___________________________________________________________
            NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                    NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                    CHANGE WHATEVER.


  SIGNATURE(S) GUARANTEED: ____________________________________________________
                           THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.